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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): July 2, 1998
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                          LEUCADIA NATIONAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


         1-5721                                          13-2615557
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(Commission File Number)                    (I.R.S. Employer Identification No.)


315 PARK AVENUE SOUTH, NEW YORK, N.Y.                              10010
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (212) 460-1900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events
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            The information set forth in the press release issued by Leucadia

National Corporation, attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits
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            (c)   Exhibits
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            99.1 Press release of Leucadia National Corporation dated July 2,

1998.




NYFS04...:\30\76830\0001\1197\FRM7028K.020
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LEUCADIA NATIONAL CORPORATION

                                    By: /s/ Joseph A. Orlando
                                        ---------------------------------
                                        Joseph A. Orlando
                                        Vice President and
                                        Chief Financial Officer

Date: July 2, 1998












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
                                  EXHIBIT INDEX


Item No.
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  99.1      Press release of Leucadia National Corporation dated July 2, 1998.

















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